MIMVI, INC.

COMMON STOCK AND WARRANT PURCHASE AGREEMENT

This COMMON STOCK AND WARRANT PURCHASE AGREEMENT (this “Agreement”) is made as of the ___ day of ______, 20___, between MIMVI, Inc., a Nevada corporation (the “Company”), and ____________________ (the “Purchaser”).

Recitals

WHEREAS, the Company desires to sell and issue to the Purchaser, and the Purchaser desires to purchase from the Company, _______ shares of the Company’s common stock, $.001 par value per share (the “Shares”) and a warrant exercisable for ________ shares of the Company’s common stock at an exercise price of $_______ per share (the “Warrant” and together with the Shares, the “Securities”) for an aggregate purchase price of $_______.

NOW, THEREFORE, in consideration of the mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

Terms of Agreement

1. Defined Terms. The terms defined in this Section 1 and parenthetically elsewhere in this Agreement shall have such defined meaning throughout this Agreement.

1.1 “Agreement” means this Common Stock and Warrant Purchase Agreement.

1.2 “Closing” has the meaning set forth in Section 2.3(a).

1.3 “Closing Date” has the meaning set forth in Section 2.3(a).

1.4 “Common Stock” means the common stock, $.001 par value, of the Company.

1.5 “Company” means Mimvi, Inc., a Nevada corporation.

1.6 “Escrow Agent” means The Crone Law Group.

1.7 “Intellectual Property” means (a) all patents, patent applications and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions and reexaminations thereof, (b) all trademarks, service marks, trade dress, logos, trade names and corporate names, together with all translations, adaptations, derivations and combinations thereof and including all goodwill associated therewith, and all applications, registrations and renewals in connection therewith, (c) all copyrightable works, all copyrights and all applications, registrations and renewals in connection therewith, (d) trade secrets and confidential business information, (e) all other proprietary rights, and (f) all copies and tangible embodiments thereof (in whatever form or medium).

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1.8 “Lien” means, with respect to any property or asset (whether tangible or intangible), any mortgage, lien, pledge, charge, security interest, encumbrance, or other adverse claim of any kind in respect of such property or asset.

1.9 “Material Adverse Effect” means any material adverse change in, or material adverse effect on, the business, assets, prospects, results of operations, value, financial or other condition of the Company, or any event or circumstance that could reasonably be expected to have any such effect or that could reasonably be expected to prevent, hinder or delay the consummation of any of the transactions contemplated by the Agreement.

1.10 “Person” means an individual, corporation, partnership, limited liability company, association, trust, or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

1.11 “SEC” means the Securities Exchange Commission.

1.12 “Securities” has the meaning set forth in the recitals hereto.

1.13 “Securities Act” means the Securities Act of 1933, as amended.

1.14 “Shares” has the meaning set forth in the recitals hereto.

1.15 “Taxes” means any federal, state, local, or foreign income, gross receipts, franchise, estimated, alternative minimum, add-on minimum, sales, use, transfer, registration, value added, excise, severance, stamp, occupation, premium, windfall profit, customs, duties, real property, personal property, capital stock, intangibles, social security, unemployment, disability, payroll, license, employee, or other tax or levy, of any kind whatsoever, including any interest, penalties, or additions to tax in respect of the foregoing.

1.16 “Warrant” has the meaning set forth in the recitals hereto.

1.17 “Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrant.

2. Purchase and Sale of Shares.

2.1 Authorization. On or prior to the Closing (as defined herein), the Company shall have authorized: (i) the sale and issuance to the Purchaser of the Securities; and (ii) the sale and issuance of the Warrant Shares.

2.2 Sale and Issuance. Subject to the terms and conditions set forth in this Agreement, the Purchaser agrees to purchase at the Closing, and the Company agrees to sell and issue to the Purchaser at the Closing, __________ shares of the Company’s Common Stock at a purchase price of $______ per share, and Warrants to purchase _________ shares of Common Stock at a purchase of $____ per Warrant Share for the aggregate purchase price of $_________. Payment of the purchase price for the Shares and the Warrants will be made by the Purchaser by wire transfer in same day funds.

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2.3 Closings; Delivery of Certificates.

(a) Closing. The purchase and sale of the Securities (the “Closing”) shall take place on or before _______ __, 20___ (the “Closing Date”), at the offices of The Crone Law Group, 101 Montgomery Street, Suite 2650, San Francisco, CA 94104, or at such other time and place mutually agreeable to the Company and the Purchaser. At the Closing, the Purchaser shall purchase from the Company, and the Company shall issue and sell to the Purchaser, the Shares and the Warrant for the purchase price of $_________ (the “Purchase Price”). Purchaser will deposit the Purchase Price with The Crone Law Group (the “Escrow Agent”).

(b) Delivery. At the Closing, the Company shall deliver to the Purchaser a certificate, registered in the name the Purchaser, representing the Shares that the Purchaser is purchasing and the Warrant registered in the name of the Purchaser.

3. Representations and Warranties of the Company. The Company hereby represents and warrants to, and covenants with, the Purchaser that except as set forth in a separate disclosure schedule:

3.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to own and operate its properties and to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which qualification is required, except where the failure to so qualify, individually or in the aggregate, would not have a Material Adverse Effect.

3.2 Authorization. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder or thereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby or thereby have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company other than Required Approvals. This Agreement has been (or upon delivery will be) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally and general principles of equity.

3.3 No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not: (i) conflict with or violate any provision of the Company’s articles of incorporation, bylaws or other organizational or charter documents, or (ii) subject to obtaining the Required Approvals, conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) result, in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as has not had or could not reasonably be expected to result in a Material Adverse Effect.

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3.4 Valid Issuance of Shares and Warrant Shares. The Securities and the Warrant Shares have been duly authorized and, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration set forth herein, and with respect to the Warrant Shares, when issued, sold and delivered in accordance with the terms of the Warrant for the consideration set forth in the Warrant, will be duly and validly issued, fully paid, and nonassessable and free of all Liens and restrictions on transfer other than the restrictions on transfer contained in this Agreement.

3.5 Offering. Subject in part to the truth and accuracy of the Purchaser’s representations set forth in Section 4 of this Agreement, the offer, sale and issuance of the Securities and the Warrant Shares will be exempt from the registration requirements of the Securities Act, and are exempt from registration and qualification under the registration, permit or qualification requirements of all applicable securities laws of any state of the United States.

3.6 SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the “SEC Reports”). The Company has identified and made available to the Purchaser a copy of all such SEC Reports. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, to the knowledge of the Company, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

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3.7 Internal Accounting Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

3.8 Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, or any of its properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which: (i) adversely affects or challenges the legality, validity or enforceability of any of this Agreement or the Securities, or (ii) could reasonably be expected to result in a Material Adverse Effect. Neither the Company, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty that has had or could reasonably be expected to result in a Material Adverse Effect. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company that has had or could reasonably be expected to result in a Material Adverse Effect.

3.9 Permits. The Company has all franchises, permits, certificates, licenses and other authorizations from such federal, state or local government or governmental agency, department or body that are necessary for the conduct of each its business as now being conducted by it and as contemplated to be conducted by it, other than those, the lack of which, would have a Material Adverse Effect. The Company is not in default in any material respect under any of such franchises, certificates, licenses and other authorizations. The Company has not received notice of any proceedings relating to the revocation or modification of any such permit that, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have a Material Adverse Effect.

3.10 Disclosure. The Company has provided the purchaser with all the information that such Purchaser has requested for deciding whether to purchase the Securities.

3.11 Corporate Documents. The Articles and Bylaws of the Company are in the form previously provided to the Purchaser.

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3.12 Tax Returns, Payments and Elections.

(a) The Company has timely filed, or timely filed for an extension which extension has not lapsed, all Tax Returns required to be filed by it, each such Tax Return has been prepared in compliance with all applicable laws and regulations, and all such Tax Returns are true and accurate in all respects. All Taxes due and payable by the Company have been paid. The Company has received no claim by a taxing authority in a jurisdiction where the Company does not pay Taxes or file Tax Returns that the Company is, or may be subject to, Taxes assessed by such jurisdiction. There are no Liens for Taxes (other than current Taxes not yet due and payable) on the assets of the Company. All tax liabilities accrued through the date hereof have been adequately provided for on the books of the Company.

(b) There is no action, suit, taxing authority proceeding, or audit with respect to any Tax now in progress, pending, or to the Company’s knowledge, threatened, against or with respect to the Company. No deficiency or proposed adjustment in respect of Taxes, that has not been settled or otherwise resolved, has been asserted or assessed by any taxing authority against the Company. The Company has not consented to extend the time in which any Tax may be assessed or collected by any taxing authority.

(c) The Company has withheld and paid all Taxes required to have been withheld and paid by it in connection with amounts paid or owing to any employee, creditor, independent contractor, or other Person, except where the failure would not cause a Material Adverse Effect.

3.13 Intellectual Property. No claims have been asserted against the Company by any person with respect to the use of any such Intellectual Property or challenging or questioning the validity or effectiveness of any such Intellectual Property.

3.14 Investment Company. The Company is not an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for an investment company, within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder.

3.15 Foreign Corrupt Practices. The Company, nor to the knowledge of the Company, any director, officer, agent, employee or other Person acting on behalf of the Company has, in the course of its actions for, or on behalf of, the Company (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

3.16 Full Disclosure. No representation or warranty of the Company made in this Agreement, including any schedules or exhibits hereto or thereto, nor any written statement furnished by the Company to the Purchaser pursuant hereto, or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements or facts contained herein or therein not misleading. There is no fact or information known to the Company which the Company has not disclosed to the Purchaser in writing which the Company presently believes has or could have a Material Adverse Effect other than any changes in the prospects of the Company which result from developments affecting general economic or industry conditions.

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4. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants that:

4.1 Organization; Validity; Enforcements. The Purchaser has power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, (ii) the making and performance of this Agreement by the Purchaser and the consummation of the transactions herein and therein contemplated will not violate any provision of the organizational documents of the Purchaser or conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any material agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Purchaser is a party, or any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental agency or body applicable to the Purchaser, (iii) no consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental agency or body is required on the part of the Purchaser for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, (iv) upon the execution and delivery of this Agreement, this Agreement shall constitute a legal, valid and binding obligation of the Purchaser, enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (v) there is not in effect any order enjoining or restraining the Purchaser from entering into or engaging in any of the transactions contemplated by this Agreement.

4.2 Purchase Entirely for Own Account. The Securities are being acquired for investment for such Purchaser’s own account, not as a nominee or agent and not with a view to the resale or distribution of any part thereof.

4.3 Investment Experience. Purchaser understands that the purchase of the Securities involves substantial risk. It is an investor in securities of companies in the developmental stage and acknowledges that it can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of its investment in the Securities. If other than an individual, Purchaser also represents it has not been organized for the purpose of acquiring the Securities. The Purchaser has undertaken an independent analysis of the merits and the risks of an investment in the Securities, based on the Purchaser’s own financial circumstances.

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4.4 No General Solicitation. Purchaser acknowledges that it has not seen, received, been presented with, or been solicited by any leaflet, public promotional meeting, newspaper or magazine article or advertisement, radio or television advertisement, or any other form of advertising or general solicitation with respect to the Securities.

4.5 Accredited Purchaser. It is an “accredited investor” within the meaning of SEC Rule 501 of Regulation D, as presently in effect and Purchaser has completed and executed the Investor Questionnaire previously provided to the Purchaser.

4.6 Restricted Securities. It understands that the Securities are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances. In this connection, such Purchaser represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby. The Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities, nor will the Purchaser engage in any short sale that results in a disposition of any of the Securities by the Purchaser, except in compliance with the Securities Act and the rules and regulations promulgated thereunder and any applicable state securities law.

4.7 Consultation With Own Attorney. Such Purchaser has been advised to consult with its own attorney or attorneys regarding all legal matters concerning an investment in the Company and the tax consequences of purchasing the Securities, and has done so, to the extent the Purchaser considers necessary.

4.8 Tax Consequences. Such Purchaser acknowledges that the tax consequences of investing in the Company will depend on particular circumstances, and neither the Company, the Company’s officers, any other investors, nor the partners, shareholders, members, managers, agents, officers, directors, employees, affiliates or consultants of any of them, will be responsible or liable for the tax consequences to Purchaser of an investment in the Company. Such Purchaser will look solely to and rely upon its own advisers with respect to the tax consequences of this investment.

4.9 Information Provided by Purchaser. All information which such Purchaser has provided to the Company concerning such Purchaser, its financial position and its knowledge of financial and business matters, and any information found in the Investor Questionnaire provided to the Company by the Purchaser, is truthful, accurate, correct, and complete as of the date set forth herein.

4.10 Legends. The Purchaser understands that until such time as the Shares and Warrant Shares may be sold pursuant to Rule 144 under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Shares, the Warrants and the Warrant Shares will bear a restrictive legend in substantially the following form:

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4.11 “NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE OR EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.”

4.12 Reliance on Exemptions. The Purchaser understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of the Securities Act, the rules and regulations promulgated thereunder and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities.

4.13 No Government Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

5. Miscellaneous.

5.1 Survival of Warranties. The warranties, representations and covenants of the Company and the Purchaser contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

5.2 Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

5.3 Successors and Assigns. Except as otherwise provided herein, This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.

5.4 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

5.5 Governing Law; Venue; Waiver of Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be exclusively governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City and County of San Francisco for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

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5.6 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

5.7 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

5.8 Amendments and Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

5.9 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

5.10 Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement and understanding among the parties hereto and supersede all prior negotiations and agreements, whether oral or written.

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IN WITNESS WHEREOF, the parties hereto have caused this Common Stock and Warrant Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

MIMVI, INC.

By:
Name of Officer

Print or Type:

Name of Purchaser (Individual or Institution)

Jurisdiction of Purchaser’s Executive Offices

Name of Individual representing Purchaser (if an Institution)

Title of Individual representing Purchaser (if an Institution)

Signature by:

Individual Purchaser or Individual representing Purchaser:

Address:
Telephone:
Facsimile:
E-mail:

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EXHIBIT A

FORM OF WARRANT

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